UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 27, 2019
WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 Commerce Drive, Loveland, Ohio 45140
(Address of principal executive offices) (zip code)
(513) 360-4704
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the "Amendment") to the Current Report on Form 8-K filed by Workhorse Group, Inc. ("Workhorse) with the Securities and Exchange Commission on December 4, 2019 (the "Original Filing"), is being filed solely to include a corrected version of the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2019. The Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2019 included in the Original Filing was prepared utilizing historical information of Workhorse for the three months ended September 30, 2019 instead of historical information of Workhorse for the nine months ended September 30, 2019. The corrected version of the Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2019 is attached to this filing as Exhibit 99.1. A complete set of the Unaudited Condensed Combined Pro Forma financial information is included for the convenience of the reader. No other modifications to the Original Filing are being made in the Amendment. This Amendment should be read in conjunction with the Original Filing, which provides a more complete description of the transaction.

Item 9.01 Financial Statements and Exhibits.

(b)   Pro Forma Financial Information

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.1: Unaudited Pro Forma Condensed Combined Financial Statements of Workhorse Group Inc. as of September 30, 2019, and for the nine months ended September 30, 2019 and the year ended December 31, 2018.

(c)   Exhibits

Exhibit No.	Description
99.1	Workhorse Group Inc. Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2019 and for the nine months ended September 30, 2019 and for the year ended December 31, 2018
104	Cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: December 27, 2019	By:	/s/ Steve Schrader
	Name: Title:	Steve Schrader Chief Financial Officer

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